Exhibit 99.1

GM FINANCIAL REPORTS JUNE QUARTER 2014 OPERATING RESULTS

•	Earnings of $175 million

•	Consumer loan and lease originations of $5.2 billion

•	Annualized net credit losses of 1.4% on average consumer finance receivables

•	End of period earning assets of $37.0 billion

FORT WORTH, TEXAS July 24, 2014 – GENERAL MOTORS FINANCIAL COMPANY, INC. (“GM Financial” or the “Company”) announced earnings of $175 million for the quarter ended June 30, 2014, compared to $178 million for the quarter ended June 30, 2013. Earnings for the six months ended June 30, 2014 were $320 million, compared to $284 million for the six months ended June 30, 2013. Earnings include $16 million and $22 million in pre-tax acquisition and integration expenses for the quarter and six month periods ended June 30, 2013, respectively.

Consumer loan originations were $3.6 billion for the quarter ended June 30, 2014, compared to $3.4 billion for the quarter ended March 31, 2014, and $2.5 billion for the quarter ended June 30, 2013. Consumer loan originations for the six months ended June 30, 2014 were $7.0 billion, compared to $3.8 billion for the six months ended June 30, 2013. The outstanding balance of consumer finance receivables totaled $25.1 billion at June 30, 2014.

Operating lease originations of General Motors Company (“GM”) vehicles were $1.5 billion for the quarter ended June 30, 2014, compared to $773 million for the quarter ended March 31, 2014 and $834 million for the quarter ended June 30, 2013. Operating lease originations for the six months ended June 30, 2014 were $2.3 billion, compared to $1.5 billion for the six months ended June 30, 2013. Leased vehicles, net, totaled $4.7 billion at June 30, 2014.

The outstanding balance of commercial finance receivables was $7.1 billion at June 30, 2014 compared to $7.1 billion at March 31, 2014 and $6.7 billion at December 31, 2013.

Consumer finance receivables 31-to-60 days delinquent were 3.5% of the portfolio at June 30, 2014, compared to 3.4% at June 30, 2013. Accounts more than 60 days delinquent were 1.6% of the portfolio at June 30, 2014, compared to 1.4% a year ago.

-MORE-

Annualized net credit losses were 1.4% of average consumer finance receivables for the quarters ended June 30, 2014 and 2013. For the six months ended June 30, 2014, annualized consumer net credit losses were 1.6%, compared to 1.8% for the six months ended June 30, 2013.

The Company had total available liquidity of $4.8 billion at June 30, 2014, consisting of $1.4 billion of unrestricted cash, $1.8 billion of borrowing capacity on unpledged eligible assets, $990 million of borrowing capacity on unsecured lines of credit and $600 million of borrowing capacity on a line of credit from GM.

The Company acquired Ally Financial’s auto finance and financial services operations in Germany, the United Kingdom, Italy, Sweden, Switzerland, Austria, Belgium, the Netherlands, Greece, Spain, Chile, Colombia and Mexico on April 1, 2013 and acquired Ally Financial’s auto finance and financial services operations in France and Portugal on June 1, 2013. The Company also acquired Ally Financial’s auto finance and financial services operations in Brazil on October 1, 2013. The results of operations of the acquired entities are included since their respective acquisition dates.

About GM Financial

General Motors Financial Company, Inc. is the captive finance company for and a wholly-owned subsidiary of General Motors Company and is headquartered in Fort Worth, Texas. For more information, visit www.gmfinancial.com.

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this news release include forward-looking statements which are the Company’s current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or those anticipated by the Company. The most significant of these risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission including the Company's annual report on Form 10-K for the year ended December 31, 2013. Such risks include – but are not limited to – our ability to close the acquisition of Ally Financial’s equity interest in its auto finance and financial services operations in China and operate that business successfully, changes in general economic and business conditions, GM’s ability to sell new vehicles that we finance in the markets we serve in North America, Europe and Latin America, interest rate and currency fluctuations, our financial condition and liquidity, as well as future cash flows and earnings, competition, the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements, the availability of sources of financing, the level of net credit losses, delinquencies and prepayments on the loans and leases we originate, the viability of GM-franchised dealers that are commercial loan customers, the prices at which used cars are sold in the wholesale auction markets, and changes in business strategy, including acquisitions and expansion of product lines and credit risk appetite. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual events or results may differ materially. It is advisable not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to, and does not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

General Motors Financial Company, Inc.

Consolidated Statements of Income

(Unaudited, Dollars in Millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Revenue
Finance charge income	$882	$647	$1,712	$1,062
Leased vehicle income	238	136	438	243
Other income	71	53	138	71

	1,191	836	2,288	1,376

Costs and expenses
Operating expenses	280	191	549	299
Leased vehicle expenses	179	101	335	181
Provision for loan losses	113	100	248	194
Interest expense	354	164	669	246
Acquisition and integration expenses		16		22

	926	572	1,801	942

Income before income taxes	265	264	487	434
Income tax provision	90	86	167	150

Net income	$175	$178	$320	$284

Consolidated Balance Sheets

(Unaudited, Dollars in Millions)

	June 30, 2014	December 31, 2013
Assets
Cash and cash equivalents	$1,412	$1,074
Finance receivables, net	31,545	29,282
Restricted cash	2,205	1,958
Property and equipment, net	150	132
Leased vehicles, net	4,748	3,383
Deferred income taxes	433	359
Goodwill	1,245	1,240
Related party receivables	185	129
Other assets	436	433

Total assets	$42,359	$37,990

Liabilities and Shareholder's Equity
Liabilities
Secured debt	$25,006	$22,073
Unsecured debt	7,596	6,973
Accounts payable and accrued expenses	984	946
Deferred income	249	168
Deferred income taxes	12	87
Taxes payable	293	287
Related party taxes payables	891	643
Related party payable	432	368
Other liabilities	229	160

Total liabilities	35,692	31,705

Shareholder's equity	6,667	6,285

Total liabilities and shareholder's equity	$42,359	$37,990

Operational and Financial Data

(Unaudited, Dollars in Millions)

	Three Months Ended June 30,
	2014			2013
	North America	International	Total	North America	International	Total

Consumer finance receivables originations	$1,553	$2,080	$3,633	$1,351	$1,117	$2,468
GM lease originations	$1,549	—	$1,549	$834	—	$834
GM new vehicle loans and leases as a percent of total loan and lease originations	66.3%	87.1%	74.6%	58.8%	86.0%	68.0%

	Six Months Ended June 30,
	2014			2013
	North America	International	Total	North America	International	Total
Consumer finance receivables originations	$2,917	$4,128	$7,045	$2,710	$1,117	$3,827
GM lease originations	$2,322	—	$2,322	$1,454	—	$1,454
GM new vehicle loans and leases as a percent of total loan and lease originations	60.8%	87.6%	72.6%	55.2%	86.0%	61.7%

	Three Months Ended June 30,
	2014			2013
	North America	International	Total	North America	International	Total
Average consumer finance receivables	$11,847	$12,827	$24,674	$11,323	$6,957	$18,280
Average commercial finance receivables	2,287	4,755	7,042	1,059	3,515	4,574

Average finance receivables	14,134	17,582	31,716	12,382	10,472	22,854
Average leased vehicles, net	4,169	1	4,170	2,410	7	2,417

Average earning assets	$18,303	$17,583	$35,886	$14,792	$10,479	$25,271

	Six Months Ended June 30,
	2014			2013
	North America	International	Total	North America	International	Total
Average consumer finance receivables	$11,691	$12,406	$24,097	$11,200	$3,615	$14,815
Average commercial finance receivables	2,158	4,715	6,873	882	1,725	2,607

Average finance receivables	13,849	17,121	30,970	12,082	5,340	17,422
Average leased vehicles, net	3,867	2	3,869	2,150	4	2,154

Average earning assets	$17,716	$17,123	$34,839	$14,232	$5,344	$19,576

	June 30, 2014			December 31, 2013
	North America	International	Total	North America	International	Total
Consumer finance receivables	$11,978	$13,152	$25,130	$11,493	$11,757	$23,250
Commercial finance receivables	2,373	4,741	7,114	1,975	4,725	6,700
Leased vehicles, net	4,747	1	4,748	3,381	2	3,383

Ending Earning Assets	$19,098	$17,894	$36,992	$16,849	$16,484	$33,333

	June 30, 2014			December 31, 2013
	North America	International	Total	North America	International	Total
Consumer
Pre-acquisition consumer finance receivables - outstanding balance	$584	$255	$839	$931	$363	$1,294

Pre-acquisition consumer finance receivables - carrying value	$510	$245	$755	$826	$348	$1,174
Post-acquisition consumer finance receivables, net of fees	11,394	12,897	24,291	10,562	11,394	21,956

	11,904	13,142	25,046	11,388	11,742	23,130

Less: allowance for loan losses	(515)	(60)	(575)	(468)	(29)	(497)
Total consumer finance receivables, net	11,389	13,082	24,471	10,920	11,713	22,633

Commercial
Commercial finance receivables, net of fees	2,373	4,741	7,114	1,975	4,725	6,700

Less: allowance for loan losses	(17)	(23)	(40)	(17)	(34)	(51)

Total commercial finance receivables, net	2,356	4,718	7,074	1,958	4,691	6,649

Total finance receivables, net	$13,745	$17,800	$31,545	$12,878	$16,404	$29,282

	June 30, 2014			December 31, 2013
	North America	International	Total	North America	International	Total
Allowance for loan losses as a percentage of post-acquisition consumer finance receivables	4.5%	0.5%	2.4%	4.4%	0.3%	2.3%

Allowance for loan losses as a percentage of commercial finance receivables	0.7%	0.5%	0.6%	0.9%	0.7%	0.8%

	June 30, 2014			June 30, 2013
	North America	International	Total	North America	International	Total
Loan delinquency as a percent of ending consumer finance receivables:
31 - 60 days	6.3%	1.0%	3.5%	5.3%	0.6%	3.4%
Greater than 60 days	2.1	1.0	1.6	1.8	0.6	1.4

Total	8.4%	2.0%	5.1%	7.1%	1.2%	4.8%

The Company analyzes portfolio performance of both the pre-acquisition and post-acquisition consumer finance receivable portfolios on a combined basis. This information allows for the ability to analyze credit loss trends of the combined post-acquisition portfolio to credit losses on the combined portfolio:

	Three Months Ended
	June 30,
	2014			2013
	North America(a)	International	Total	North America(a)	International	Total
Charge-offs	$157	$34	$191	$116	—	$116
Adjustments to reflect write-offs of the contractual amounts on the pre-acquisition portfolio	15	2	17	36	$5	41

Total credit losses	$172	$36	$208	$152	$5	$157

	Six Months Ended
	June 30,
	2014			2013
	North America(a)	International	Total	North America(a)	International	Total
Charge-offs	$349	$66	$415	$248	—	$248
Adjustments to reflect write-offs of the contractual amounts on the pre-acquisition portfolio	39	5	44	89	$5	94

Total credit losses	$388	$71	$459	$337	$5	$342

(a)	Total credit loans on the portfolio in the North American Segment is composed of repossession credit losses and mandatory credit losses.

The following table presents credit loss data (which includes charge-offs on the post-acquisition portfolio and write-offs of contractual amounts on the pre-acquisition portfolios) with respect to our consumer finance receivables portfolio (dollars in millions):

	Three Months Ended June 30,
	2014			2013
	North America	International(a)	Total	North America	International(a)	Total
Repossession credit losses	$172	$36	$208	$152	$5	$157
Less: recoveries	(105)	(16)	(121)	(94)	—	(94)

Net credit losses	$67	$20	$87	$58	$5	$63

Net annualized credit losses as a percentage of average consumer finance receivables(b)	2.3%	0.6%	1.4%	2.1%	0.3%	1.4%
Recoveries as a percentage of gross repossession credit losses:	61.5%			62.2%

	Six Months Ended June 30,
	2014			2013
	North America	International(a)	Total	North America	International(a)	Total
Repossession credit losses	$388	$71	$459	$337	$5	$342
Less: recoveries	(233)	(33)	(266)	(208)	—	(208)

Net credit losses	$155	$38	$193	$129	$5	$134

Net annualized credit losses as a percentage of average consumer finance receivables(b)	2.7%	0.6%	1.6%	2.3%	0.3%	1.8%
Recoveries as a percentage of gross repossession credit losses:	60.1%			61.2%

(a)	Repossession credit losses for International Segment includes the write-down of receivables to net realizable value.
(b)	Average consumer finance receivables are defined as the average daily receivable balance excluding the carrying value adjustment.

	Three Months Ended June 30,
	2014			2013
	North America	International	Total	North America	International	Total
Annualized operating expenses as a percent of average earning assets(a)	2.9%	3.4%	3.1%	3.0%	3.1%	3.1%

	Six Months Ended June 30,
	2014			2013
	North America	International	Total	North America	International	Total
Annualized operating expenses as a percent of average earning assets(a)	2.9%	3.5%	3.2%	3.1%	3.1%	3.1%

(a)	Excluding lease and acquisition and integration expenses.

Investor Relations contacts:

Susan Sheffield

(817) 302-7355

Stephen Jones

(817) 302-7119